UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a 12

Village Farms International, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE AND PROXY STATEMENT

FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25, 2020

May 22, 2020

Village Farms International, Inc.

Notice of 2020 Annual and Special Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of shareholders of Village Farms International, Inc. (the “Company”) will be held as a virtual meeting on June 25, 2020 at 1:00 P.M. Eastern time, shareholders can register for the meeting at the following web link: https://www.issuerdirect.com/virtual-event/vff.

What the Meeting is About

The following items of business will be covered at the Meeting:

1.	to receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2019, including the auditor’s report thereon;

2.	to elect the directors to serve until the 2021 Annual Meeting of Shareholders or until their successors are elected or appointed;

3.	to appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;

4.

passing an ordinary resolution, the full text of which is set forth in the accompanying proxy statement, ratifying an amendment to the Company’s by-laws (the “By-Laws”) to increase the quorum for any meeting of shareholders of the Company to two persons present at the opening of the meeting who are entitled to vote thereat either as shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding shares of the Company entitled to be voted at such meeting; and

5.	transacting such other business as may be properly brought before the Meeting or any adjournment of postponement thereof.

The proxy statement accompanying this notice of meeting provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

You have the right to vote

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of common shares of the Company at the close of business on May 13, 2020.

You have the right to vote your shares on items 2 through 4 listed above and any other items that may properly come before the Meeting or any adjournment.

We expect to mail the Notice of Meeting, Proxy Statement and the form of proxy on or around May 25, 2020.

Your vote is important

Due to the uncertain public health impact of COVID-19 and in consideration of the health and safety of our shareholders, colleagues and boarder community, this year’s meeting will be held in a virtual meeting format only. Shareholders will be able to listen to, participate in and vote at the Meeting in real time through a web-based platform.

If you are not able to be participate at the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1, so as to arrive not later than 1:00 p.m. (Toronto time) on June 23, 2020 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

John R. McLernon

Chairman

May 22, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2020.

Our Notice of 2020 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Company’s website at www.villagefarms.com in the Investor Relations section under Shareholder Meeting Materials.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies to be used at the annual and special meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of Village Farms International, Inc. (the “Company”, “Village Farms”, “we” or “our”) to be held on June 25, 2020 at 1:00 P.M. (Eastern time) via a live webcast online at https://www.issuerdirect.com/virtual-event/vff and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally or by electronic means by directors, officers, employees or agents of the Company. The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by Village Farms.

The information contained in this Proxy Statement is given as at May 22, 2020 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “CA$” refers to Canadian dollars, unless otherwise indicated.

QUESTIONS ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING YOUR SHARES

Why will the Meeting be completely virtual?

Due to the uncertain public health impact of COVID-19 and in consideration of the health and safety of Shareholders, colleagues and the broader community, this year’s meeting will be held in a virtual meeting format only, by way of a live webcast. Shareholders will be able to listen, participate and vote at the meeting in real time through a web-based platform instead of attending the meeting in person.

What are the date, time and place of the Meeting?

You can attend the Meeting by joining the live webcast online at https://www.issuerdirect.com/virtual-event/vff which will commence at 1:00 P.M. (Eastern time) on June 25, 2020. For details on how to attend and participate in the virtual Meeting, see “How do I attend and participate in the virtual meeting?” below.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date, being May 13, 2020, are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying proxy card.

At the close of business on the record date, 56,300,419 Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Common shares of Village Farms are the only securities of Village Farms which will have voting rights at the Meeting.

How do I attend and participate in the virtual Meeting?

How you vote depends on whether you are a registered or a non-registered Shareholder. Please read the voting instructions below that are applicable to you.

In order to attend the Meeting, registered Shareholders, duly appointed proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder) and guests (including non-registered Shareholders who have not duly appointed themselves as proxyholder) must log in online as set out below.

•	Step 1: Visit https://www.issuerdirect.com/virtual-event/vff.

•	Step 2: Enter in your name and email.

Online access will be available prior to the Meeting for you to log in. We encourage you to access the Meeting webcast prior to the start time. You should allow ample time to log in to the Meeting online and complete the check-in procedures. Shareholders wishing to vote, that have not done so previously, will be required to enter their control number that was previously provided in the voter information mailed to Shareholders.

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the annual meeting?”. No questions will be taken in any other manner the day of the meeting.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the record date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned proxy card, or properly voted by Internet or telephone, or voted by your broker will be counted as shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your proxy form (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment. A proxy form is included with this Proxy Statement.

The management representatives named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the proxy form. If you appoint someone else, he or she must be participate in the virtual Meeting to vote your Shares. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Company. If you wish to appoint another person or company to be your proxyholder, you must complete the additional step of registering such proxyholder with Computershare at http://www.computershare.com/villagefarms after submitting your form of proxy. Failure to register the proxyholder with Computershare will result in the proxyholder not receiving a control number to participate in the Meeting and such proxyholder would only be able to attend the Meeting as a guest.

If you are voting your Shares by proxy, please complete the enclosed form of proxy (also available online at www.investorvote.com) and return it by either of the following means:

•	by mail, courier or hand to Computershare at the following address: Computershare, 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1; or

•	by going online at www.investorvote.com.

Our transfer agent, Computershare Investor Services Inc. (“Computershare”), must receive your completed proxy form by 1:00 p.m. (Toronto time) on June 23, 2020 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your Share certificate or in the registers of the Company maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy (collectively, the “proxy materials”) directly to registered Shareholders.

Non-Registered (or Beneficial) Shareholders

You are a non-registered (or beneficial) Shareholder if your bank, trust company, securities broker or other financial institution holds your Shares for you (as your nominee). For most of you, your voting instruction form or proxy tells you whether you are a non-registered (or beneficial) Shareholder.

In accordance with Canadian securities law and SEC rules, we have distributed copies of the proxy materials and the annual report to intermediaries (such as securities brokers or financial institutions) for onward distribution to those non-registered or beneficial Shareholders to whom we have not sent the proxy materials and the annual report directly.

The intermediaries are required to forward proxy materials and the annual report to non-registered or beneficial Shareholders unless a non-registered or beneficial Shareholder has waived the right to receive them. Very often, intermediaries will use a service company (such as Broadridge Investor Communication Solutions) to forward the proxy materials to non-registered or beneficial Shareholders.

How do I vote?

Most non-registered or beneficial Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form (“VIF”). Registered Shareholders will, and some non-registered (beneficial) Shareholders may receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

1.

Voting Instruction Form. If the non-registered Shareholder does not wish to attend and vote at the virtual Meeting (or have another person vote on the non-registered Shareholder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on the Shareholder’s behalf.

If a non-registered Shareholder wishes to attend the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete, sign and return the VIF in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the non-registered Shareholder.

Or

2.

Form of Proxy. A registered Shareholder will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if the Shareholder does not wish to attend the virtual Meeting (or have another person attend and vote on the Shareholder’s behalf).

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend the virtual Meeting (or have another person participate and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Computershare, 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1 as described above. If a non-registered Shareholder wishes to participate and vote at the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Company is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Company intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

1.	receiving the financial statements of the Company for the fiscal year ended December 31, 2019, including the auditor’s report thereon;

2.	Item No. 1—electing directors to serve until the 2021 Annual Meeting of Shareholders or until their successors are elected or appointed;

3.	Item No. 2—appointing an independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;

4.

Item No. 3—passing an ordinary resolution, the full text of which is set forth in this proxy statement, ratifying amendments to by-laws of the Company to increase the quorum for any meeting of shareholders of the Company to two persons present at the opening of the meeting who are entitled to vote thereat either as shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding shares of the Company entitled to be voted at such meeting; and

5.	transacting such other business as may be properly brought before the Meeting.

As of the date of this Proxy Statement, the Board of Directors (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” each of the proposals listed above.

What votes may I cast with regard to each proposal?

You can choose to vote “For” or “Withhold” for Item No. 1 and 2 and “For” or “Against”, for Item No. 3. The Shares represented by the proxy form will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your proxy form and do not tell us how you want to vote your Shares, your Shares will be voted “FOR” each director nominee and each proposal by the management representatives named in the proxy.

The enclosed form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters.

What vote is required in order to approve each proposal?

•

Item No. 1: Under our Majority Voting Policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Unless special circumstances apply, the Board will accept the resignation. Within ninety (90) days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

•

Item No. 2: The appointment of an independent registered public accounting firm requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Withhold” the proposal.

•

Item No. 3: The ratification of an amendment to the by-laws of the Company requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal.

What impact does a “Withhold” vote have?

•

Item No. 1: If you select “Withhold” with respect to the election of a nominee, your vote will have no effect on the votes cast for the purposes of electing such nominee but will be considered in the application of our Majority Voting Policy which is described above.

•	Item No. 3: If you select “Against,” your vote will have the same effect as a “Withhold” vote.

What is the effect if I do not cast my vote?

If as a registered Shareholder you do not cast your vote in person or by proxy, no votes will be cast on your behalf on any of the proposals.

If you are a U.S. beneficial shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, the intermediary has discretionary authority to vote your shares on Item No. 2, but the intermediary does not have discretionary authority to vote your shares on the rest of the proposals or any unusual item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)	completing and signing a proxy bearing a later date and depositing it with Computershare as described above;

(b)	depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing:

(i)	at our registered office at any time before 1:00 p.m. (Toronto time) on June 23, 2020, or on the last business day before any adjournment of the Meeting at which the proxy is to be used, or

(ii)	with the chair of the Meeting prior to the commencement of the virtual Meeting on the day of the Meeting or any adjournment of the Meeting; or

(c)	in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Company, as the case may be, at any time by written notice to the intermediary or the Company, except that neither an intermediary nor the Company is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Company, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email by following the instructions on your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but Village Farms’ directors, officers and regular employees may also solicit proxies personally, by telephone or other electronic means. Village Farms will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Village Farms has arranged for intermediaries to forward the Meeting materials to non-registered or beneficial Shareholders of record, and Village Farms may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

How can I make a Shareholder proposal for the 2021 Annual General Meeting?

If you want to propose a matter for consideration at our 2021 Annual General Meeting, then that proposal must be received at our registered office at 4700 - 80th Street, Delta, B.C., Canada, V4K 3N3 by February 12, 2021, which is the deadline for a proposal to be valid under the Canada Business Corporations Act (the “CBCA”), which is later than the January 20, 2021 deadline for shareholder proposals to be submitted under Rule 14a-8 of the Securities Exchange Act of 1934 (United States) (the “Exchange Act”).

In order for a Shareholder proposal to be eligible under the CBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Shares that have the right to vote at general meetings; or (b) have a fair market value of at least CA$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Shares that carry the right to vote at general meetings for an uninterrupted period of at least six months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must have continuously held at least CA$2,000 in market value, or 1%, of the Shares entitled to be voted on the proposal at the meeting, for at least one year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Shares through the date of the meeting.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA provisions described above, is required to comply with Section 1.4 of the Advance Notice Bylaw. Section 1.4 of the Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 1.4 of the Advance Notice Bylaw, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 1.4 of the Advance Notice Bylaw, a copy of which is filed under the Company’s profile at www.sedar.com or www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office by February 12, 2021.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and Computershare will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be announced via press release and filed with the Canadian securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.

Who may adjourn the meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the meeting and entitled to vote even when such Shareholders do not constitute a quorum.

What if I have technical difficulties or trouble accessing the meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting. If your experience technical difficulties, please visit the help pages found at https://www.webcaster4.com/Support.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. This proxy statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2019, as amended. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com; however we will promptly provide a copy of this document to any Shareholder of the Company free of charge upon request. All forward-looking statements in this proxy statement speak only as of the date of this proxy statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of May 13, 2020, 56,300,419 Shares are issued and outstanding. Each holder of Shares of record at the close of business on May 13, 2020, the record date established for notice of the Meeting, will be entitled to one vote for each Share held on all matters proposed to come before the Meeting, except to the extent that the Shareholder has transferred any Shares after the record date and the transferee of such Shares establishes ownership of them and makes a written demand, not later than 10 days prior to the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such Shares.

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of March 24, 2020 for:

•	each person the Company believes beneficially holds more than 5% of the outstanding shares of our Shares based solely on our review of SEC filings;

•	each of our directors and nominees for directors;

•	each of the named executive officers named in the Summary Compensation Table (we collectively refer to these persons as our “named executive officers”); and

•	all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes shares subject to options held by that person that are currently exercisable or that become exercisable within 60 days of March 24, 2020. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days of March 24, 2020 are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Name of Beneficial Owner	Ownership or Control Over Common Shares(1)	Percentage of Common Stock beneficially owned
Named Executive Officers and Directors:
Dr. Roberta Cook**	48,333	*
Michael A. DeGiglio	9,774,882	17.4%
John P. Henry	102,000	*
David Holewinski	200,000	*
John R. McLernon	182,234	*
Stephen C. Ruffini	972,732	1.7%
Christopher C. Woodward	222,367	*
All Executive Officers and Directors (7 persons)	11,502,548	20.4%

*	Does not exceed one percent of common shares outstanding
**	Dr. Cook is not standing for re-election in connection with the 2020 annual meeting and thereafter will cease to be a director of the Company.
(1)

Includes for the persons listed below the following Shares subject to options held by such persons that are currently exercisable or become exercisable within 60 days of March 24, 2020: 28,333 for Dr. Roberta Cook, 333,333 for Mr. Michael A. DeGiglio, 67,000 for John P. Henry, 67,000 for David Holewinski, 73,334 for John R. McLernon, 308,333 for Stephen C. Ruffini and 68,667 for Mr. Christopher Woodward.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and all persons who beneficially own more than 10 percent of the outstanding shares of our Shares to file with the SEC initial reports of ownership and reports of changes in ownership of our Shares. Directors, executive officers and greater than 10 percent beneficial owners also are required to furnish us with copies of all Section 16(a) forms they file with the SEC. The directors and officers of the Company were not subject to Section 16(a) reporting during the year ended December 31, 2019 as a result of the Company’s former status as a “foreign private issuer” under SEC rules and regulations, which status was lost as of the last business day of the Company’s second fiscal quarter in 2019. Accordingly, the directors and officers of the Company became subject to Section 16(a) reporting as of January 1, 2020.

RECEIPT OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive and consider the financial statements of the Company for the fiscal year ended December 31, 2019 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken.

ITEM NO. 1—ELECTION OF DIRECTORS

Pursuant to the articles of the Company, the number of directors of the Company is set at a minimum of three and a maximum of ten, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Company currently has seven directors, and all except for Dr. Roberta Cook are being proposed for nomination at the Meeting, following which the Board will consist of six directors. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.

In April 2013, the Company adopted a majority voting policy (the “Majority Voting Policy”), which was amended on May 10, 2017, pursuant to which directors who are not elected by at least a majority (50% + 1) of the votes cast with respect to his or her election in an uncontested election are required to tender their resignation, absent exceptional circumstances. The Majority Voting Policy applies to this election of directors. Under such policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Within 90 days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

Director Not Standing for Re-election

Effective as of the date of our annual meeting, Dr. Roberta Cook will resign from her position as a director and from any position held by her on any committee of our board of directors. Accordingly, Dr. Roberta Cook is not standing for re-election at the annual meeting. Following Dr. Roberta Cook’s resignation the Board will consist of six directors.

The following incumbent directors of the Company are nominated for election at the Meeting.

Director	Experience and Qualifications

Michael A. DeGiglio Florida, United States Director Since October 2016 Age 65

Mr. DeGiglio, Director and Chief Executive Officer of the Company. Mr. DeGiglio is a founder of Village Farms International through predecessor companies and has served as its Chief Executive Officer since its inception in 1989. Mr. DeGiglio joined EcoScience Company (NASDAQ) a bio-technology company, in November 1992 upon its acquisition of Agro-Dynamics Inc., a company Mr. DeGiglio founded in 1984 and where he served as President since its inception. Additionally, he served as President and Chief Executive Officer of EcoScience from 1995 until its merger with Village Farms in 1999. Prior to commencing his business career in 1983, Mr. DeGiglio served on active duty in the United States Navy from 1976 through 1983, and in the Naval Air reserves from 1983 through 2001, retiring at the rank of Captain. Throughout his Naval career, Captain DeGiglio held multiple Department head positions, successfully completed a tour as Commanding Officer of a jet squadron, performed multiple tours overseas, accumulated over 5,000 hours of military flight time, and completed numerous senior management and military courses. Mr. DeGiglio received a Bachelor of Science degree in Aeronautical Science from Embry Riddle Aeronautical University (ERAU) in Daytona Beach, Florida. He has served as the former Chairman of the Presidential Advisory Board of ERAU.

John P. Henry(1) Florida, United States Director Since October 2006 Age 72

Mr. Henry has served as a director of the Company since 2006. From 1981 to 2000, Mr. Henry was employed by Ocean Spray Cranberries, Inc. (“Ocean Spray”), retiring as Senior Vice-President of Grower Relations and Chief Financial Officer in 2000. Ocean Spray grew from $400 million to $1.3 billion in revenues during his tenure. Mr. Henry also served as a Director of Nantucket Allserve Inc., a majority owned subsidiary of Ocean Spray. From 1980 to 1981, he was Chief Financial Officer of Castle Toy Co, Inc., and prior to that, Mr. Henry was employed by Laventhol and Horwath providing auditing, consulting and tax services to large public and private companies. He received a Bachelor of Science degree in Business Administration and a Masters in Taxation degrees from Bryant College in Smithfield, Rhode Island. Mr. Henry is a non-practicing Certified Professional Accountant in the State of Rhode Island.

Director	Experience and Qualifications
David Holewinski(1)(2) Michigan, United States Director Since June 2011 Age 81

Mr. Holewinski is a Management Consultant. He served as a director of Agro Power Development Inc. (“APDI”) from 2004 until October 2006. Between 1995 and 2000, Mr. Holewinski served as Senior Vice President of Business Development for APDI. Mr. Holewinski has co-founded two biotechnology companies, co-founded a company with computer and internet security, as well as co-founded a company with novel precast concrete technology for the construction industry. Between 1983 and 1988, Mr. Holewinski was a Manager of Business Development for ConAgra Foods, Inc. Mr. Holewinski has a Bachelor of Arts degree from Pennsylvania State University and a Master of Business Administration degree from Harvard University.

John R. McLernon(2) British Columbia, Canada Director Since January 2005 Age 79

Mr. McLernon is President of McLernon Consultants Ltd. He is Honourary Chairman and Co-Founder of Colliers International (“Colliers”), a global commercial real estate services company operating from 485 offices in 65 countries. He served as Chairman and Chief Executive Officer of Colliers from 1977 to 2002 and as Chairman until December 2004. Mr. McLernon also serves as a director of several public and private companies as well as major nonprofit organizations, and is Chairman of A&W Revenue Royalties Income Fund and City Office REIT, Inc.*

Stephen C. Ruffini Florida, United States Director Since March 2014 Age 61

Mr. Ruffini joined Village Farms Income Fund in January 2009. He joined the Board of Directors of Village Farms International, Inc. in March 2014. From 2001 to 2005, Mr. Ruffini was a Director and Chief Financial Officer of HIT Entertainment, Ltd., which was the preeminent young children’s entertainment company listed on the London Stock Exchange. From 2006 to 2008, he was the Chief Financial Officer of Performing Brands, which was a publicly listed U.S. company in the beverage industry. He was a Tax Manager with Arthur Andersen from 1984 to 1993. Mr. Ruffini has a Masters of Business Administration degree from the University of Texas and a Bachelor of Business Administration degree from Southern Methodist University.

Christopher C. Woodward(1)(2) British Columbia, Canada Director Since November 2003 Age 63

Mr. Woodward serves as chair or director of a number of private and public companies as well as charitable institutions. These include the P.A. Woodward Medical Foundation, Brentwood College, the Sea to Sky Gondola Corp., Cambie Surgeries Corp. and Great Western Brewery. He is currently Chair of the Keg Royalty Trust and he is past Chair of the Vancouver Coastal Health Authority. Mr. Woodward received his Bachelor of Arts (Economics) degree from the University of Western Ontario.

1.	Member of the Audit Committee.
2.	Member of the Compensation and Corporate Governance Committee.
*	SEC reporting issuer

No proposed director is, to the knowledge of the Company as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Village Farms) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Except as described below, no proposed director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

On March 12, 1998, the United States District Judge for the Central District of California entered a Final Consent Judgment of Permanent Injunction, Disgorgement, and Civil Penalty against Mr. Holewinski relating to allegations of insider trading in the securities of Chantal Pharmaceutical Corporation. Mr. Holewinski, without admitting or denying the allegations, consented to a Judgment that permanently enjoined him from future violations of the antifraud provisions of the federal securities laws and ordered Mr. Holewinski to disgorge losses avoided in the amount of US$28,162, plus prejudgment interest in the amount of US$4,921 and to pay a civil penalty in the amount of US$28,162.

Board Recommendation

The Board recommends a vote FOR the election of all nominees for directors named in this proxy statement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of Village Farms. The Board believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board and to the enhancement of Shareholder value. The Board and management believe that Village Farms has a sound governance structure in place for both management and the Board. Of particular note, Village Farms has:

•	established a written mandate of the Board;

•	established a written charter for the Audit Committee;

•	established a written charter for the Compensation and Corporate Governance Committee;

•	established a written Disclosure and Insider Trading Policy; and

•	established a written Code of Ethics and Whistleblowing Policy.

Each of the committee charters and all corporate governance policies can be found on the Company’s website at https://villagefarms.com, under the investor relations/governance tab.

National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201—Corporate Governance Guidelines (“NP 58-201”) requires issuers, including Village Farms, to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on governance practices. The Company is also subject to National Instrument 52-110—Audit Committees (“NI 52-110”), which has been adopted in various Canadian provinces and territories and which prescribes certain requirements in relation to audit committees.

Board Mandate

The Board has adopted a mandate in which it explicitly assumes responsibility for stewardship of the Company. The Board is mandated to represent the Shareholders to assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports. A copy of the Board Mandate is attached hereto as Appendix A.

Composition and Independence of the Board

The Company’s Board is currently composed of seven directors, a majority (five) of whom meet the independence standards under the listing standards of Nasdaq and NI 52-110. Each member of the Audit Committee and Compensation and Corporate Governance Committee also meet such independence standards, and in the case of Audit Committee members, the additional independence requirements of Rule 10A-3 of the Exchange Act. Each year the Board reviews the composition of the Board, the Audit Committee and Compensation and Corporate Governance Committee and assesses whether a Board or Committee member is “independent”, including an assessment of any direct or indirect relationship between each Board member, on one hand, and the Company or any of its subsidiaries, or with management, on the other than, which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Following the Meeting, the Board is expected to be composed of six directors, with a majority (four) meeting the independence standards.

Director	Independence
Dr. Roberta Cook*	Yes
Michael A. DeGiglio	No
John P. Henry	Yes
Dave Holewinski	Yes
John R. McLernon	Yes
Stephen C. Ruffini	No
Christopher C. Woodward	Yes

*Dr. Cook is not standing for re-election in connection with the 2020 annual meeting and thereafter will cease to be a director of the Company.

Mr. DeGiglio, President and Chief Executive Officer of the Company, is not an independent director because of his role in the Company’s management team.

Mr. Ruffini, Executive Vice President and Chief Financial Officer of the Company, is not an independent director because of his role in the Company’s management team.

The following table outlines other reporting issuers where our directors serve on the board:

Director	Reporting Issuer
John R. McLernon	A&W Revenue Royalties Income Fund, City Office REIT, Inc.
Christopher C. Woodward	Keg Royalty Trust

Board Oversight of Risk

With regard to risk management, the Board will ensure that the business of the Company is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; will identify and document the financial risks and other risks that the Company faces in the course of its business and ensure that such risks are appropriately managed; and have adopted several policies to address such risks as described above.

The Board of Directors as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board of Directors. The Board and its committees fulfill their oversight responsibilities with the supported of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, compensation, competitive, health, safety and reputational risks.

The standing committees of the Board of Directors oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company. The Compensation and Corporate Governance Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company.

We believe our current Board structure is appropriate and helps ensure proper risk oversight for the Company. The full Board of Directors conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies, while our standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

Nomination of Directors

Directors of the Company are expected to bring to the Board the broadest possible knowledge and depth of experience from their chosen business or profession. Directors should evidence a demonstrated ability to deal with business, financial and social issues. This implies a capacity to provide additional strength, diversity of views and up-to-date perceptions to the Board and its deliberations. It is the mandate of the Compensation and Corporate Governance Committee to identify and recommend qualified candidates for the Board. In assessing whether identified candidates are suitable for the Board, the Compensation and Corporate Governance Committee considers: (i) the competencies and skills considered necessary for the Board as a whole; (ii) the competencies and skills that the existing directors possess and the competencies and skills nominees will bring to the Board; and (iii) whether nominees can devote sufficient time and resources to his or her duties as a member of the Board. Potential candidates for membership on the Board will not be denied consideration by reason of race, sex, religion or affiliation with some special constituency group, nor will any candidate be selected solely for such reason.

It is the Compensation and Corporate Governance Committee’s policy to consider director candidates recommended by our Shareholders in accordance with the provisions set forth in our Advance Notice Bylaw, which may be accessed on our website at www.villagefarms.com in the Investors section, under Governance, Advance Notice Policy. Candidates recommended by the Company’s Shareholders will be considered by the Compensation and Corporate Governance Committee, such candidates shall be evaluated in the same manner as all other director candidates.

Shareholders who wish to suggest a candidate for our Board may submit a written recommendation to our Board at 4700 - 80th Street, Delta, BC V4K 3N3, or via email along with the Shareholder’s name, setting forth, among other things:

•	the name, age, and province or state, and country of residence of the proposed nominee;

•	the principal occupation, business or employment of the proposed nominee, both at present and within the five years preceding the recommendation;

•

the number of securities of each class of voting securities of the Company or its subsidiaries which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•

a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and

•

whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Company or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Company and the interests of the proposed nominee.

The Board may also request that the Shareholder provide certain additional information.

For the Board to consider a candidate for nomination at the 2021 Annual General Meeting, Shareholders should submit the required information to the Secretary by the date not less than 30 days before the 2021 Annual General Meeting; provided, however, that if the 2021 Annual General Meeting is to be held on a date that is fewer than 50 days after the date (the “Notice Date”) on which the first public announcement of the meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth day following the Notice Date.

Diversity

The Compensation and Corporate Governance Committee takes diversity, including diversity of experience, perspective, education, race and gender, into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Company does not have a formal policy on the representation of women on the Board or management of the Company. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Company does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance gender diversity beyond the current recruitment and selection process carried out by the Compensation and Corporate Governance Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Company and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Compensation and Corporate Governance Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Compensation and Corporate Governance Committee values diversity of experience, perspective, education, race and gender as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Compensation and Corporate Governance Committee will consider the level of female representation and diversity on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the Board and in management positions and, where appropriate, recruiting qualified female candidates as part of the Company’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of women, visible minorities, indigenous peoples, or people with disabilities on the Board and in executive officer positions due to the small size of the Company and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Company at the relevant time. In addition, targets based on specific criteria such as gender or race could limit the Board’s ability to ensure that the overall composition of the Board or management of the Company meets the needs of the Company. Currently none (0%) of the executive officers of the Company is a woman, visible minority, indigenous person or a person with a disability and one (14%) of the directors is a woman, although she is not standing for re-election in June 2020. None of the directors is a visible minority, indigenous person or a person with a disability. The Compensation and Corporate Governance Committee does not currently expressly consider visible minorities, indigenous peoples and people with disabilities in nominating directors and appointing members of management.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination.

Orientation and Continuing Education

Orientation materials relating to the Company’s business and affairs are provided to new directors regarding the role of the Board and its committees including materials with respect to the Board Mandate and the mandate of each committee of the Board. Education of the directors is continuing so that they maintain and enhance their understanding of their responsibilities and the Company’s business. On an annual basis, the directors meet at one of the Company’s facilities, receive a tour of such facility and are provided an opportunity to ask questions.

Assessments

It is the Board’s mandate, in conjunction with the Compensation and Corporate Governance Committee, to assess the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. The Board also monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

The Board has developed a formal questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the Chairman on an annual basis or more frequently from time to time as the need arises. The Chairman takes appropriate action as required based on the results obtained.

Meeting Attendance

As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board of Directors and its committees held nine meetings during 2019. All of our directors attended at least 88 percent or more of the aggregate meetings of the Board of Directors and all committees on which they served during 2019. All of the directors attended last year’s annual meeting of Shareholders.

The following table illustrates the attendance record of each director for all Board meetings held for the year ended December 31, 2019.

Director	Meetings Attended
Dr. Roberta Cook	9 of 9
Michael A. DeGiglio	9 of 9
John P. Henry	9 of 9
Dave Holewinski	9 of 9
John R. McLernon	9 of 9
Stephen C. Ruffini	9 of 9
Christopher C. Woodward	8 of 9

Executive Sessions

The independent directors meet regularly without the presence of non-independent directors and members of management. During the year ended December 31, 2019, independent directors met 3 times without the presence of management non-independent directors.

Ethical Business Conduct

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Ethics and Whistleblowing Policy (the “Code”). The Code is available on our website at http://www.villagefarms.com under the Governance section of our Investors page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

The Audit Committee regularly monitors compliance with the Code through communications with management and reports through the Disclosure and Insider Trading Policy (as described below) and ensures that management of the Company encourages and promotes a culture of ethical business conduct. A copy of the Code may be found by accessing the SEC’s EDGAR filing database at www.sec.gov, on SEDAR at www.sedar.com and on our website at www.villagefarms.com.

The Company has developed the Disclosure and Insider Trading Policy to provide guidelines on employee trading in the Company’s securities. The Code covers “whistle blowing” and provides an anonymous means for employees and officers to report violations of the Code or any other corporate policies.

The Board has not granted any waiver of the Code in favor of a director or officer of the Company. No material change reports or current reports on Form 8-K have been filed since the beginning of the Company’s most recently completed fiscal year that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Conflicts of Interest

The Compensation and Corporate Governance Committee monitors the disclosure of conflicts of interest by directors and ensures that no director will vote or participate in a discussion on a matter in respect of which such director has a material interest.

Shareholder Communications with the Board

Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been effective.

Board Committees

The Company has a standing Audit Committee and a Compensation and Corporate Governance Committee, each of which are composed entirely of independent directors. The Company does not have a separate nominating committee. However, the Compensation and Corporate Governance Committee performs all the functions of a nominating committee.

Audit Committee

Membership. The current members of the Audit Committee are John Henry, David Holewinski and Christopher Woodward. Mr. Henry is the Chair of the Audit Committee. The Board has determined that all members of the Committee qualify as financial experts under the listing standards of Nasdaq.

In addition, each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110.

Meetings. The Audit Committee met 6 times during the period from January 1, 2019 until December 31, 2019.

Committee Mandate. Among its responsibilities, the Audit Committee:

•

serves as an independent and objective party to monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, including the review of our consolidated financial statements, MD&A and annual and interim results;

•	identifies and monitors the management of the principal risks that could impact our financial reporting;

•

monitors the independence and performance of our independent auditors, including the pre-approval of all audit fees and all permitted non-audit services in accordance with federal securities laws and the rules and regulations of the SEC;

•	provides an avenue of communication among the independent auditors, management, and the Board; and

•	encourages continuous improvement of, and foster adherence to, our policies, procedures and practices at all levels.

Compensation and Corporate Governance Committee

Membership. The Compensation and Corporate Governance Committee is currently comprised of Board members Dr. Roberta Cook, David Holewinksi, John R. McLernon, and Christopher C. Woodward. Mr. McLernon is the Chair of the Compensation and Corporate Governance Committee. Each current member of the Compensation and Corporate Governance Committee qualifies as “independent” for purposes of membership on compensation committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Meetings. The Compensation and Corporate Governance Committee met 2 times during the period from January 1, 2019 until December 31, 2019. Following the Meeting, the Compensation and Corporate Governance

Committee, Dr. Cook will cease to be a director of the Company and the committee will consist only of the three remaining members.

Committee Mandate. Among its responsibilities, the Compensation and Corporate Governance Committee:

•	reviews and makes recommendations to the Board regarding the corporate goals and objectives, performance and compensation of the Chief Executive Officer and Chief Financial Officer on an annual basis;

•	evaluates the performance of the Chief Executive Officer;

•	makes recommendations to the Board with respect to the compensation policies for the non-employee directors;

•	makes recommendations regarding annual bonus policies for employees, the incentive-compensation plans and equity-based plans for the Company

•

reviews executive compensation disclosure before the Company publicly discloses this information; and develops, recommends to the Board, implements and monitors policies and processes related to the Company’s corporate governance guidelines.

Further information pertaining the compensation of directors and officers and the role and policies of the Compensation and Corporate Governance Committee can be found in this Proxy Statement under the heading “Executive Compensation”.

ITEM NO. 2—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the Audit Committee’s advice, recommends the reappointment of PricewaterhouseCoopers LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. PricewaterhouseCoopers LLP will be in office until the next annual Shareholders’ meeting or until a successor is named.

Representatives of PricewaterhouseCoopers LLP will be available at the virtual Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they wish to do so.

Board Recommendation

The Board unanimously recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company to hold office until the next annual meeting of Shareholders.

Audit, Audit-Related, Tax and Other Fees

The tables below present fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2019 and 2018, respectively.

	Aggregate Amount Billed(5)
	2019	2018
Audit Fees(1)	$386,974	$263,822
Audit Related Fees(2)	75,395	55,107
Tax Fees(3)	50,868	196,227
All Other Fees(4)	—	—
Total	$513,237	$515,156

(1)	Audit fees consisted of the audit of our annual financial statements for the fiscal years ended December 31, 2019 and 2018, respectively.
(2)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the issuer’s financial statements and are not reported under “Audit Fees” above and include the provision of comfort letters and consents, the consultation concerning financial accounting and reporting of specific issues and the review of documents filed with regulatory authorities.

(3)

Tax fees include fees billed for tax compliance, tax advice and tax planning services, including the preparation of original tax returns; tax consultations, tax planning services; and consultation and planning services

(4)	All other fees include the aggregate fees billed for products and services provided by the auditors, other than the services reported above
(5)

All fees by PricewaterhouseCoopers LLP are invoiced and paid in Canadian dollars. Fees for 2019 have been translated to US dollars at the Bank of Canada average annual exchange rate of 0.7536, and fees for 2018 have been translated to US dollars at the Bank of Canada average annual exchange rate of 0.7718.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. All services rendered by PricewaterhouseCoopers LLP during our fiscal year 2019 were permissible under applicable laws and regulations and were all approved in advance by the Audit Committee.

Audit Committee Report

This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2019.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with our management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed under Public Company Accounting Oversight Board standards, including matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with PricewaterhouseCoopers LLP its independence and concluded that the independent registered public accounting firm is independent from our company and our management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2019 be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Audit Committee

John P. Henry, Chair

David Holewinski

Christopher C. Woodward

ITEM NO. 3—AMENDMENT TO BY-LAW

On November 13, 2019, the Board approved an amendment to our by-laws in connection with the transition of the Company to the status of “domestic issuer” in the United States as of January 1, 2020, and the Company becoming subject to the reporting requirements of the U.S. Securities and Exchange Commission applicable to domestic companies (the “Amended By-Law”). When it became a domestic issuer in the United States, the Company also became subject to the minimum quorum requirement set forth in Section 5620(c) of the Nasdaq listing standards, which provides that in no case shall quorum at a meeting of shareholders be less than 33 1⁄3% of the outstanding shares of a company’s common voting stock.

The Amended By-Law increases the quorum for any meeting of Shareholders to two persons present at the opening of the meeting who are entitled to vote thereat either as Shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to be voted at such meeting. Accordingly, Section 7.1 of our By-Laws was replaced by the following:

“A quorum for the transaction of business at any meeting of shareholders shall be two persons present in person or represented by proxy holding in the aggregate not less than 33 1⁄3% of the outstanding shares of the Company entitled to vote at the meeting.”

Although the Amended By-Law went into effect on November 13, 2019, Shareholders must confirm the Amended By-Law at the Meeting in order for it to remain in effect. If Shareholders do not approve the ordinary resolution confirming the adoption of the Amended By-Law, it will no longer be valid.

At the Meeting, Shareholders will be asked to consider and, if deemed appropriate, to approve, a resolution in the form set out below (the “By-Law Amendment Resolution”), subject to such amendments, variations or additions as may be approved at the Meeting, ratifying the adoption of the Amended By-Law. In order to be passed, the By-Law Amendment Resolution must be passed by a majority of the votes cast by Shareholders present in person or by proxy at the Meeting.

The text of the By-Law Amendment Resolution to be submitted to Shareholders at the Meeting is set forth below:

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1.	the Amended By-Law of the Company is hereby ratified without amendment.

2.

any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolution.

Board Recommendation

The Board unanimously recommends a vote FOR the ratification of the Amended By-Law.

EXECUTIVE COMPENSATION

Executive Officers

Village Farms executive leadership team comprises accomplished industry and financial professionals who are dedicated to building a vertically integrated agriculturally based company. The team includes our Chief Executive Officer, Mr. Michael A. DeGiglio and our Executive Vice President and Chief Financial Officer, Mr. Stephen C. Ruffini, whose biographies are listed above as directors.

Employment Agreements

Mr. DeGiglio’s employment agreement was effective January 1, 2017 for a term of three years, and it expired on December 31, 2019. Under the terms of the employment agreement, Mr. DeGiglio continues to receive his base salary plus benefits for an additional 36 months after expiration.

Under the employment agreement, Mr. DeGiglio was entitled to receive a base salary, subject to such increases but not decreases as the Compensation and Corporate Governance Committee determines and an opportunity to earn a short-term incentive plan (bonus) of up to 80% of Mr. DeGiglio’s then base salary and a monthly auto allowance. Additionally, Mr. DeGiglio was entitled to participate in the Equity Plan (as defined below), which provides for stock options and stock grants, as well as participation in our 401(k) Plan and Section 409A deferral plan as well as other welfare benefit plans including health and dental.

Pursuant to Mr. DeGiglio’s employment agreement, Mr. DeGiglio was entitled to receive severance benefits in the following manner. If Mr. DeGiglio were to die or become disabled during the term of his employment agreement, he would have been entitled to receive his base compensation and benefits for the greater of the remaining term of the agreement or 12-months. Mr. DeGiglio was also entitled to a lump sum payment of 36 months of his then base salary payable within thirty days of his last date of employment, if terminated without cause, as well participation in any welfare benefit plans for a 36-month period. Under the agreement, the Company could terminate Mr. DeGiglio for cause with no severance payments and Mr. DeGiglio could terminate his employment with the Company by providing the Chairman with 30-days’ notice.

Mr. Ruffini’s employment agreement was effective April 1, 2017 for a term of three years, and it expired on April 1, 2020. If the term is not extended for an additional three-year term or a new employment agreement is not entered into, Mr. Ruffini shall continue to receive his base salary plus benefits for an additional 18 months. The employment agreement entitles Mr. Ruffini to receive a base salary, subject to such increases but not decreases as the CEO and Compensation and Corporate Governance Committee shall determine as well as an opportunity to earn a short-term incentive plan (bonus) of up to 50% of Mr. Ruffini’s then base salary based on 80% qualitative measures and 20% qualitive measures. Additionally, Mr. Ruffini is entitled to participate in the Equity Plan (as defined below), which provides for stock options and stock grants, as well as participation in our 401(k) Plan and Section 409A deferral plan as well as other welfare benefit plans including health and dental.

Pursuant to Mr. Ruffini’s employment agreement, Mr. Ruffini is entitled to receive severance benefits in the following manner. If Mr. Ruffini were to die or become disabled during the term of his employment agreement, he is entitled to receive his base compensation and benefits for the greater of the remaining term of the agreement or 12-months. Mr. Ruffini is also entitled to a lump sum payment of 18 months of his then base salary payable within thirty days of his last date of employment, if terminated without cause, as well participation in any welfare benefit plans for an 18-month period. Mr. Ruffini, as a result of termination without cause or death or disability or good reason, is entitled to a prorated bonus for the portion of the calendar year he was employed. The Company may terminate Mr. Ruffini for cause with no severance payments and Mr. Ruffini may terminate his employment with the Company by providing the Chief Executive Officer with 30-days’ notice.

Mr. Ruffini may also terminate his employment agreement for good reason by providing the Chief Executive Office with a 60-day notice. Good Reason shall mean i) a change materially adverse to Mr. Ruffini’s position, functions, powers or responsibilities, ii) a breach of the employment agreement by the Company, iii) a change in location from our Lake Mary, Florida office or iv) a change in control of the Company.

In addition, Brett Wiley, our Senior Vice President – Produce Sales and Operations, is a Named Executive Officer for 2019. Mr. Wiley’s employment agreement was effective June 1, 2018 for a term of two years, and it is expected to expire on June 1, 2020. If the term is not extended for an additional two years or a new employment agreement is not entered into, Mr. Wiley shall continue to receive his base salary plus benefits for an additional 2 months. The employment agreement entitles Mr. Wiley to receive a base salary, subject to such increases as the CEO shall determine as well as an opportunity to earn a short-term incentive plan (bonus) of up to 30% of Mr. Wiley’s then base salary. Additionally, Mr. Wiley is entitled to participate in the Equity Plan (as defined below), which provides for stock options and stock grants, as well as participation in our 401(k) Plan and Section 409A deferral plan as well as other welfare benefit plans including health and dental.

Pursuant to Mr. Wiley’s employment agreement, Mr. Wiley is entitled to receive severance benefits in the following manner. If Mr. Wiley were to die or become disabled during the term of his employment agreement, he is entitled to receive a lump sum equal to six months of his base salary. Mr. Wiley is also eligible to a salary continuation of 12 months of his then base salary payable in the normal course, subject to the Company receiving a full release, for termination without cause by the Company or for good reason by the Employee. Mr. Wiley can terminate his employment agreement for good reason which shall mean i) a change materially adverse to Mr. Wiley’s position, functions, powers or responsibilities or ii) a breach of the employment agreement by the Company, by providing the Company with a 30-day notice. Mr. Wiley does not have any change-in-control benefits in his employment agreement.

The Compensation and Corporate Governance Committee ’s mandate is to review and advise the Board on the recruitment, appointment, performance, compensation, benefits and termination of the Chairperson, Chief Executive Officer and other executive officers. The Compensation and Corporate Governance Committee also administers and reviews procedures and policies with respect to the Company’s Equity Plan (as defined below), as well as awards pursuant to the Equity Plan (as defined below), as well as employment agreements with senior executives and reviews executive compensation disclosure where it is publicly disclosed.

Village Farms’ executive compensation program is designed to:

•	attract and retain qualified, motivated and achievement-oriented individuals by offering compensation that is competitive in the industry and marketplace;

•	align executive interests with the interests of Shareholders; and

•	ensure that individuals continue to be compensated in accordance with their personal performance and responsibilities and their contribution to the overall objectives of the Company.

These objectives are achieved by offering executives and employees a compensation package that is competitive and rewards the achievement of both short-term and long-term objectives of the Company. As such, our compensation package consists of three key elements:

•	base salary;

•	short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and

•	long-term compensation incentives related to long-term increase in Share value through participation in the Equity Plan (as defined below).

The Compensation and Corporate Governance Committee reviews each of these items on a stand-alone basis and also reviews compensation as a total package. Adjustments to compensation are made as appropriate following a review of the compensation package as a whole.

Independent Advice

In November 2019, the Compensation and Corporate Governance Committee retained Korn Ferry, to provide independent advice to the Compensation and Corporate Governance Committee. Korn Ferry was retained to assist in developing the Company’s compensation philosophy and identifying a peer group of companies as well as perform an assessment of the competitiveness of the Company’s executive compensation process. Korn Ferry did not provide any services to management. The Compensation and Corporate Governance Committee has sole authority to retain and terminate any compensation consultant to be used to assist it in the evaluation of executive officer compensation. The Compensation and Corporate Governance Committee has sole authority to approve such consultants’ fees and retention terms and to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Committee conducted an independence assessment for Korn Ferry in accordance with the Committee’s charter and Nasdaq listing standards, considering factors included in the listing standards. The Committee determined, based on an analysis of these factors, that the work of Korn Ferry as the independent compensation consultant does not create any conflict of interest.

Korn Ferry was engaged by the Compensation and Corporate Governance Committee in 2019 to provide guidance for executive compensation in 2020.

Comparator Group

In 2019, the Company, with advice from Korn Ferry, its independent compensation consultant, reviewed the compensation of its executive officers against that of its compensation peer group. The comparator group takes into account direct competitors for talent, especially for industry specific roles. The comparator group is comprised of 18 publicly traded U.S. and Canadian cannabis, pharmaceutical and agricultural product companies which range in size from approximately .4x to 32x the market capitalization of the Company. The companies comprising the comparator group are as follows:

Comparator Group Companies
Alico	Aphria
Aurora Cannabis	CannTrust Holdings
Canopy Growth Corporation	Charlotte’s Web Holdings
Fire & Flower Holdings	Green Thumb Industries
HEXO Corp.	Lifeway Foods
Limoneria Company	MediPharm Labs Corp.
Osmotica Pharmaceuticals	Pacira BioSciences
S&W Seed Company	The Supreme Cannabis Company
Tilray	TILT Holdings

Pay Positioning

The Company targets total cash compensation (salary and short-term incentive) somewhat above the 50th percentile of the comparator group, and provides long-term incentive opportunities in the 50th to 75th percentile of the comparator group. The Compensation and Corporate Governance Committee believes that this aligns executive compensation with the long-term interests of shareholders and with the Company’s strategy. In 2019, Korn Ferry provided detailed information to the Compensation and Corporate Governance Committee relating to compensation values, pay mix and incentive vehicles at the comparator group companies. Based on this information and also taking into account experience in the role, scope of the role, performance and retention risk, the Compensation and Corporate Governance Committee set compensation for the executives for 2020 aligned with the target pay positioning set out above. Compensation for the executives was not compared to the comparator group by the Compensation and Corporate Governance Committee in 2018.

Base Salary

In establishing base salaries, the objective of the Compensation and Corporate Governance Committee is to establish levels that will enable Village Farms to attract and retain executive officers that can effectively contribute to the long-term success of the Company. Base salary for each executive officer is determined by the individual’s skills, abilities, experience, past performance and anticipated future contribution to the success of Village Farms. The members of the Compensation and Corporate Governance Committee use their knowledge of the industry and of industry trends as well as independent third party consultants to assist with the determination of an appropriate compensation package for each executive officer.

Short-Term Compensation Incentives

Short-term compensation incentives motivate our executive officers to achieve specified performance objectives and to reward them for their achievement in the event that those objectives are met. The annual cash incentive for the executive officers is based, at least in part, on the level of achievement of these annual objectives, assuming these objectives are still relevant at the time of evaluation.

All corporate and executive officer objectives and short-term incentives are reviewed by the Compensation and Corporate Governance Committee and approved by the Board.

For each executive officer, during the year ended December 31, 2019, no annual cash incentive was paid. Cash incentives are determined as soon as practicable after the end of the fiscal year and, for the Named Executive Officers (as defined hereinafter).

Long-Term Incentive Plans

Long-term compensation incentives at Village Farms reward an executive’s contribution to the attainment of Village Farms’ long-term objectives, align an executive’s performance with the long-term performance of Village Farms and to provide an additional incentive for an executive to enhance shareholder value. Long-term incentive compensation for directors, officers, employees and consultants is reviewed annually and may be accomplished through the grant of share options under our Equity Plan (as defined below) and of stock-based awards comprised of performance shares (the “Performance Shares”), which are awarded but not earned until the performance objective is achieved, under our Equity Plan (as defined below).

The number of options or performance shares granted for certain executives of Village Farms for the year ended December 31, 2019 was based on achievement of both corporate and executive officer objectives. The Compensation and Corporate Governance Committee approves the allocation of options and performance shares. Options are priced using the closing market price of the Shares on the TSX on the last trading day prior to the grant. Options to purchase Shares expire ten years from the date of grant and vest over a term determined by the Compensation and Corporate Governance Committee. Performance shares are earned when the performance standard is met and the Company takes a charge to its earnings for any earned performance shares at the closing market price of the Shares on the last trading day prior to the award. The Compensation and Corporate Governance Committee takes into account previous grants of options and performance shares when considering new grants.

The granting of options and Performance Shares to Named Executive Officers is included in the Summary Compensation Table in the year in which they are earned.

Other Benefits

In certain cases, the Compensation and Corporate Governance Committee may recommend inclusion of automobile allowances, fitness allowances and the payment of certain professional dues as a component of a competitive remuneration package for executives.

Hedge or Offset Instruments

Named Executive Officers or directors are not permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by Named Executive Officers or directors, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds.

Summary Compensation Table

The Company is currently considered an emerging growth company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table for two years for three “Named Executive Officers” with respect to 2019. The following table details the compensation information for the fiscal years ended December 31, 2019 and December 31, 2018 of the Company for the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and the Senior Vice President of Produce Sales and Operations (each, an “NEO” and, collectively the “Named Executive Officers”), as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K. All amounts presented are as recorded in US dollars.

Name and Principal Position	Year	Salary		Bonus	Share-Based Awards(1)		Option-Based Awards(2)	All Other Compensation			Total Compensation
Michael A. DeGiglio, Chief Executive Officer	2019 2018	$ $	661,250 639,687	— —	$ $	543,407 1,827,072	$798,525 —	$ $	25,713 25,659	(3) (3)	$ $	2,028,895 2.492,418

Stephen C. Ruffini, Executive Vice President and Chief Financial Officer	2019 2018	$ $	402,500 389,375	— —	$ $	543,407 1,225,475	$798,525 —	$ $	21,582 62,400	(4) (4)	$ $	1,766,014 1,677,250

Brett Wiley, Senior Vice President—Produce Sales and Operations	2019 2018	$ $	290,000 282,500	— —		— —	— —	$ $	3,625 3,531	(5) (5)	$ $	293,625 296,031

(1)

The amounts listed in this column represent the grant date fair value of the Performance-based restricted share units granted to Named Executive Officers in 2019 and 2018, some of which have vested based on performance events involving our cannabis joint venture and have been settled in Common Shares and some of which are still unvested and will only vest if certain performance events are achieved. The grant date fair value is calculated based on the number of Performance-based restricted share units granted multiplied by the price of the Common Shares on the date of grant, converted into United States dollars based on the Bank of Canada closing exchange rate on the grant date.

(2)

The amounts listed in this column represent the grant date fair value of the Options granted to Named Executive Officers as calculated using the Black-Scholes option pricing model resulting in a value of $7.985 per option.

(3)	Mr. DeGiglio received a $24,000 auto allowance and $1,713 in employer 401(k) matches during 2019 and a $24,000 auto allowance and $1,659 in employer 401(k) matches during fiscal 2018.
(4)	Mr. Ruffini received $4,025 and $3,894 in employer 401(k) matches during fiscal 2019 and 2018, respectively Additionally, Mr. Ruffini received a distribution from our 409A deferral plan of $17,557 in

2019 and $58,506 in 2018, which represents prior year wages that Mr. Ruffini deferred into a future period pursuant to the executive deferral plan.
(5)	Mr. Wiley received $3,625 and $3,531 in employer 401(k) matches during fiscal 2019 and 2018, respectively.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Common Shares Underlying Unexercised Options Exercisable	Number of Common Shares Underlying Unexercised Options Unexercisable	Option Exercise Price (US$)[1]	Option Expiration Date	Number of Performance Shares That Have Not Vested	Market Value of Performance Shares That Have Not Vested (US$)[2]
Michael A. DeGiglio	100,000		$0.98	March 14, 2022	230,000	$1,432,900
	100,000		$1.14	March 18, 2024
	100,000		$1.10	March 29, 2026
	—	100,000	$14.00	March 12, 2029
Stephen C. Ruffini	50,000		$0.95	May 20, 2021	170,000	$1,059,100
	50,000		$0.98	March 13, 2022
	100,000		$0.65	March 14, 2023
	75,000		$1.14	March 18, 2024
	—	100,000	$14.00	March 12, 2029
Brett Wiley	50,000		$0.95	May 20, 2021
	27,000		$0.85	September 26, 2023
	50,000		$1.19	June 30, 2026

(1)	The Option Exercise Price is determined by the fixed Canadian option exercise price times the US/ CA dollar exchange rate of $0.769 on December 31, 2019 rounded to the nearest US penny.
(2)	The Market Value of the Performance Share not vested (not earned) is based on the closing stock price of VFF on Nasdaq on December 31, 2019 of US$6.23.

Narrative Description of Summary Compensation Table

Total compensation paid to the Named Executive Officers is comprised of three principal components: Salary, Bonus and Equity-based awards (performance share grants and options). Salary is generally fixed and does not vary based on our financial or operational performance. Bonuses, which have not been paid in over three years, is strictly based exceeding our operating budget for a given fiscal year and is based on a percentage of the NEO’s salary. Equity based compensation is two-fold: stock options are granted at the Compensation Committees discretion with a 3-year vesting schedule (33% per year) and performance stock grants are awarded to the NEO’s based on specific short term or longer-term achievement of certain strategic objectives. Our Compensation Committee reviews total compensation, including a review by an outside compensation consulting firm, to see if NEO’s compensation packages are in line with peer companies. For calendar years 2018 and 2019, the Compensation Committee determined that our NEO compensation program was generally competitive with the members of our peer group.

Retirement Benefits

The Company sponsors a retirement savings plan that is qualified under section 401(k) of the United States Internal Revenue Code and provides that participating employees are eligible to make contributions of 1% to 15% of their total salaries, subject to prescribed limits. The Company matches up to 25% of the first 6% of employee contributions.

The Company also sponsors a nonqualified deferred compensation plan for its named executive officers and executives under section 409A of the United States Internal Revenue Code and provides that participating employees are eligible to defer up to 80% of their salaries and annual cash bonuses on an annual basis. The Company may match up to 25% of the first 4% of employee salary deferrals. Since the summer of 2012 due to the under performance of the Company, the Company suspended the Company match on the nonqualified deferred compensation plan.

Termination and Change of Control Benefits

The employment agreement of Mr. DeGiglio (now expired) provided that among other things, that (i) if it is not renewed by the Company for an additional three year term, is terminated by the Company without cause, or is terminated by Mr. DeGiglio for good reason (as defined in his employment agreement, including a change in control), he will be paid severance compensation at his then-current base salary when it would be payable to him if his employment had continued for another three years from the effective date of termination, and (ii) if Mr. DeGiglio’s employment is terminated due to death or disability, he shall continue to receive salary payments at his then-current salary (or to Mr. DeGiglio’s heirs in the case of his death), reimbursed for expenses incurred prior to such death or disability and benefits shall continue in the event of disability, and to the extent then applicable to heirs of Mr. DeGiglio in the event of his death, until the remaining months of the current term or twelve months, whichever is greater. Mr. DeGiglio is subject to a three-year non-competition and non-solicitation obligation in respect of employees who were employed with the Company within the year preceding the termination of his employment, customers and suppliers of the Company, as well as a confidentiality obligation. If Mr. DeGiglio breaches these obligations, the Company is entitled to injunctive and equitable relief.

The employment agreement of Mr. Ruffini (now expired) provided standard confidentiality, non-solicitation and non-competition covenants in favour of Village Farms, L.P., which apply during the term of the agreement and for a specific period of time following the termination of the agreement. Mr. Ruffini’s employment agreement provides, among other things, that (i) if it is not renewed by the Company for an additional three year term, is terminated by the Company without cause, or is terminated by Mr. Ruffini for good reason (as defined in his employment agreement, including change in control), he will be paid severance compensation at his then-current base salary when it would be payable to him if his employment had continued for eighteen months from the effective date of termination, and (ii) if Mr. Ruffini’s employment is terminated due to death or disability, he shall continue to receive salary payments at his then-current salary (or to Mr. Ruffini’s heirs in the case of his death), reimbursed for expenses incurred prior to such death or disability and benefits shall continue in the event of disability, and to the extent then applicable to heirs of Mr. Ruffini in the event of his death, until the remaining months of the current term or twelve months, whichever is greater.

The employment agreement of Mr. Wiley (expiring on June 1, 2020) provides that if Mr. Wiley were to die or become disabled during the term of his employment agreement, he is entitled to receive a lump sum equal to six months of his base salary. Mr. Wiley is also eligible to a salary continuation of 12 months of his then base salary payable in the normal course, subject to the Company receiving a full release, for termination without cause by the Company or for good reason by the Employee. Mr. Wiley can terminate his employment agreement for good reason which shall mean i) a change materially adverse to Mr. Wiley’s position, functions, powers or responsibilities or ii) a breach of the employment agreement by the Company, by providing the Company with a 30-day notice. Mr. Wiley does not have any change-in-control benefits in his employment agreement.

The following table outlines the incremental values that would have been paid to the Named Executive Officers if they had separated from the Company on December 31, 2019.

Name	Termination Without Cause	Change in Control
Michael A. DeGiglio Chief Executive Officer and President	3 x base salary = US$1,983,750 for non-renewal of Agreement, Termination without Cause or Resignation for Good Reason	3 x base salary = US$1,983,750
Stephen C. Ruffini Executive Vice President and Chief Financial Officer	1.5 x base salary = US$603,750 for non-renewal of Agreement, Termination without Cause or Resignation for Good Reason.	1.5 x base salary = US$603,750
Bret Wiley Senior Vice President of Produce Sales and Operations	1.0x base salary = US$290,000 for Termination without Cause or Resignation for Good Reason.	None

DIRECTOR COMPENSATION

Overview

The Compensation and Corporate Governance Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board of Directors, which then makes final decisions regarding such compensation.

Cash Compensation

Each non-management director of the Company receives a retainer of C$18,000 per year, payable in monthly installments of C$1,500, plus C$1,500 per meeting and C$750 per teleconference. The Chairman receives an additional annual fee of C$10,000 payable in monthly installments. The Audit Committee Chairman receives an additional C$5,000 per year, payable monthly. The Compensation and Corporate Governance Committee Chairman receives an additional C$3,000 per year, payable monthly. The Audit Committee members receive an annual fee of C$6,000, payable monthly, plus C$1,000 per meeting and C$500 per teleconference. The Compensation and Corporate Governance Committee members receive an annual fee of C$3,000, payable monthly, plus C$1,000 per meeting and C$500 per teleconference. Directors are also entitled to be reimbursed for reasonable out of pocket expenses incurred by them in connection with their services as directors.

Option Awards

Directors of the Company are also eligible to participate in the Equity Plan (as defined below). Options were granted to non-management directors in 2019 and 2018. In 2019, non-management directors were each granted Options with a three-year vesting period and two non-management directors were granted Performance shares, one of which was earned during 2019.

The following table provides compensation information for the calendar year ended December 31, 2019 for each non-management member of the Board.

Name	Fees Earned	Share-Based Awards(3)	Option-Based Awards(4)	Total
John R. McLernon(1)	$33,998	$271,733	$159,705	$465,436
Christopher C. Woodward(1)	$28,896	$271,733	$159,705	$460,334
John P. Henry(2)	$31,717	—	$119,779	$151,496
Dave Holewinski(2)	$30,211	—	$119,779	$149,990
Roberta Cook(2)	$21,165	—	$79,852	$101,017

(1)	Paid in Canadian dollars. The US dollar amount shown was converted monthly at the average exchange rate for each month as posted by the Bank of Canada.
(2)	Paid in US dollars.
(3)

The amounts listed in this column represent the grant date fair value of the Performance-based restricted share units granted to the non-employee director based on performance events involving our cannabis joint venture and other global cannabis business opportunities of which our cannabis joint venture event has been earned and the other global business opportunity is still in preliminary discussion. The grant date fair value is calculated based on the number of Performance-based restricted share units granted multiplied by the price of the Common Shares on the date of grant, converted into United States dollars based on the Bank of Canada closing exchange rate on the grant date.

(4)

The amounts listed in this column represent the grant date fair value of the Options granted to Named Executive Officers as calculated using the Black-Scholes option pricing model resulting in a value of $7.985 per option.

EQUITY PLAN INFORMATION

General

As of December 31, 2019, the total number of Common Shares subject to both outstanding awards and awards available for issuance by the Company under the Equity Plan (as defined below) 5,265,667. The maximum number of Common Shares reserved for issuance collectively under the Equity Plan (as defined below) and any other security based compensation arrangement of the Company may not exceed 10% of the Company’s issued and outstanding Common Shares at any time. As of December 31, 2019, there were 3,191,666 awards outstanding under the Equity Plan (as defined below), comprised of 2,452,666 Options and 739,000 restricted share units, representing 6.1% of the issued and outstanding Common Shares of the Company at such time. As at December 31, 2019, there were 2,074,001 Common Shares remaining available for future issuance under our Equity Plan (as defined below), representing 3.9% of the issued and outstanding Common Shares of the Company at such time.

Background

The Company adopted a compensation plan (the “Equity Plan”), effective January 1, 2010, on completion of its conversion into a corporation, in order to attract and retain directors, officers, employees and service providers to the Company and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company. The Equity Plan has been drafted to comply with the policies of the Toronto Stock Exchange (the “TSX”). The Equity Plan was most recently approved by the Shareholders on June 14, 2018. The following information is intended as a summary of the Equity Plan.

“Rolling” Maximum Reserve

The TSX permits the adoption of a “rolling” type of share-based compensation plan whereby the number of Common Shares available for issuance under the plan will not be greater than a rolling maximum percentage of the outstanding Common Shares. The Equity Plan provides that the number of Common Shares reserved for issuance upon the exercise or redemption of awards granted under the Equity Plan is a rolling maximum of ten percent (10%) of the outstanding Common Shares at any point in time. The purpose of adopting a “rolling” type of share-based compensation plan is to ensure that a sufficient number of Common Shares remain issuable under the Equity Plan to meet the overall objective of the Equity Plan. Any exercise, redemption, expiry or lapse of awards will make new grants available under the Equity Plan effectively resulting in a “re-loading” of the number of awards available to be granted. The Equity Plan must be approved by shareholders every three years.

Types of Awards

The Equity Plan is an omnibus share-based compensation plan, pursuant to which the Company is authorized to award Options, stock appreciation rights, deferred share units, restricted share units (performance based), restricted stock and other share-based awards, which may be settled in Common Shares issued from the treasury or in cash. To date, only Options and restricted share units have been granted under the Equity Plan.

An Option is a right to purchase a Common Share for a fixed exercise price. A stock appreciation right is a right to either a cash payment or the issuance of Common Shares with a market price equal in value to the difference between the exercise price and the fair market value of a Common Share. A stock appreciation right may be granted in relation to an option or on a stand-alone basis. A deferred share unit is a right to a Common Share or a cash payment equal to the fair market value of a Common Share redeemable only after the participant has ceased to hold all positions with the Company and its affiliates. A restricted share unit is a right to a Common Share or a cash payment equal to the fair market value of a Common Share redeemable after the passage of time, the achievement of performance targets or both. A restricted stock is a Common Share issued to a participant subject to conditions which may include the passage of time, the achievement of performance targets or both. Any voting rights and entitlements to dividends in respect of restricted stock will be determined by the Board on the date of grant and will be set out in the applicable award agreement.

When dividends are paid on the Common Shares, an additional number of restricted share units and deferred share units, as the case may be, will be credited to the eligible holder thereof. The additional units credited will be determined as the amount of the dividend multiplied by the number of restricted share units or deferred share units, as the case may be, credited to the eligible holder thereof at the dividend payment date, and divided by the market price of a Common Share on the dividend payment date.

Other Terms

The Equity Plan authorizes the Board (or a committee of the Board if so authorized by the Board) to grant awards to “Eligible Persons”. Eligible Persons are directors, officers, employees, consultants, management, management company employees and any other service providers of the Company or its affiliates.

The aggregate number of Common Shares issued to insiders of the Company within any one (1) year period under the Equity Plan, together with any other security based compensation arrangement, cannot exceed 10% of the outstanding Common Shares. In addition, the aggregate number of Common Shares issuable to insiders of the Company at any time under the Equity Plan, together with any other security-based compensation arrangement, cannot exceed ten percent (10%) of the outstanding Common Shares. There are otherwise no limits on the maximum number of awards that may be issued to any single Eligible Person.

The date of grant, the number of Common Shares, the term, the vesting period and any other terms and conditions of awards granted pursuant to the Equity Plan are determined by the Board, subject to the express provisions of the Equity Plan.

The exercise price of an Option and a stock appreciation right will be the closing price of the Common Shares on the TSX for the trading day immediately preceding the date of the grant. There is no exercise price for other awards under the Equity Plan. The purchase price for restricted stock will generally be nil, although past service may be treated as consideration for the grant of restricted stock.

Unless otherwise specified by the Board at the time an Option is granted under the Equity Plan, (i) the term of the Option will be ten (10) years from the date of the grant (which is the maximum allowable term under the Equity Plan), unless the expiry of the term falls during a blackout (or within ten (10) business days following the end of a blackout) from trading in the securities of the Company imposed on certain persons including the optionee pursuant to any policies of the Company; and where such a blackout applies, the expiry of the term of the Option shall automatically be extended to ten (10) business days following the end of the blackout; and (ii) the Option will vest as to one-third (1⁄3) on each of the first three anniversaries of the date of grant (subject to the terms of the Equity Plan).

Subject to the terms of the award agreement and the discretion of the Company to accelerate the vesting of an award, or extend the term of an award (but not to later that the original expiry date of the awards), awards will terminate immediately upon the holder ceasing to be an Eligible Person, provided however, in the event of: (i) death, the vested award continues to be exercisable or redeemable for a period up to six (6) months from the date of death, or (ii) termination without cause or resignation, the vested award continues to be exercisable or redeemable for a period up to ninety (90) days from the date of termination. No award is exercisable or redeemable following expiry of the term.

For stock appreciation rights which are not granted in relation to an Option and for all other awards, the terms and conditions, including the vesting, redemption and expiry terms (as applicable), will be set out in the applicable award agreement or as otherwise set out in the Equity Plan.

For stock appreciation rights which are granted in relation to an Option, the vesting, term and other terms and conditions will be the same as for the related Option and the exercise of the stock appreciation right will result in a cancellation of the related Option and vice versa.

For stock appreciation rights which are not granted in relation to an Option and for all other awards, the vesting, redemption and expiry terms will be set out in the award agreement and the terms and conditions of the award will be as set out in the award agreement, or as otherwise set out in the Equity Plan.

Performance-based restricted share units vest as certain performance related events are achieved. Once the participant is vested, the participant may elect to receive the vested units in the form of Common Shares. If the performance related event does not occur or does not occur in the time provided in the grant, the Performance-based restricted share units expire and will be cancelled.

In the event an offer is made for the Common Shares which would result in the offeror exercising control of the Company within the meaning of applicable securities laws, the Board may, in its discretion, provide that any award under the Equity Plan then outstanding which are not otherwise exercisable or redeemable may be exercised or redeemed, in whole or in part, so as to allow the holder to tender the Common Shares received upon such an exercise or redemption.

Awards are non-assignable. No financial assistance is provided to any Eligible Person to facilitate the purchase of Common Shares under the Equity Plan.

The Equity Plan contains a formal amendment procedure. The Board may amend certain terms of the Equity Plan without requiring the approval of the Company shareholders, subject to those provisions of applicable law and regulatory requirements (including the rules, regulations and policies of the TSX), if any, that require the approval of Shareholders. Amendments not requiring shareholder approval include, without limitation: altering, extending or accelerating Option vesting terms and conditions; amending the termination provisions of an Option; accelerating the expiry date of an Option; determining adjustments pursuant to the provisions of the Equity Plan concerning corporate changes; amending the definitions contained in the Equity Plan; amending or modifying the mechanics of exercising or redeeming awards; amending provisions relating to the administration of the Equity Plan; making “housekeeping” amendments, such as those necessary to cure errors or ambiguities contained in the Equity Plan; effecting amendments necessary to comply with the provisions of applicable laws; and suspending or terminating the Equity Plan.

The Equity Plan specifically provides that the following amendments require shareholder approval: increasing the number of Common Shares issuable under the Equity Plan, except by operation of the “rolling” maximum reserve; amending the Equity Plan which amendment could result in the aggregate number of Common Shares issued to insiders within any one year period or issuable to insiders at any time under the Equity Plan, together with any other security based compensation arrangement, exceeding 10% of the outstanding Common Shares; extending the term of any award beyond the expiry of the original term of the award; reducing the exercise price of an Option or cancelling and replacing Options with Options having a lower exercise price; amending the class of Eligible Persons which would have the potential of broadening or increasing participation in the Equity Plan by insiders; amending the formal amendment procedures; and making any amendments required to be approved by the Company’s shareholders under applicable law.

Equity Compensation Plan Information

The following table sets forth certain details as at the end of the year ended December 31, 2019 with respect to compensation plans pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	3,191,666	C$3.93	2,074,001
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	3,191,666		2,074,001

(1)

Includes performance-based restricted share units that are redeemable for no consideration. Excluding performance-based restricted share units, the weighted-average exercise price reported in this column would be CAD$5.12.

Annual Burn Rate

The following table provides the annual burn rate associated with the Equity Plan for each of the Company’s three most recent fiscal years:

Equity Compensation Plan	Fiscal year	Number of securities granted under the plan(1)	Weighted average number of securities outstanding(2)	Annual burn rate(3)
Equity Plan	2019	865,000	49,418,000	1.8%
	2018	1,182,000	44,357,000	2.7%
	2017	1,216,000	40,308,000	3.0%

(1)	Corresponds to the number of securities granted under the plan in the applicable fiscal year.
(2)

The weighted average number of securities outstanding during the period corresponds to the number of securities outstanding at the beginning of the period, adjusted by the number of securities bought back or issued during the period, and multiplied by a time-weighting factor rounded to the nearest 1,000 shares.

(3)	The annual burn rate percent corresponds to the number of securities granted under the plan divided by the weighted average number of securities outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company at any time since January 1, 2019, none of the proposed nominees for election as a director of the Company and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting other than the election of directors.

INTEREST OF RELATED PERSONS IN TRANSACTIONS

Except as described below, for the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Company which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years.

Securityholders’ Agreement with Mr. DeGiglio

Michael DeGiglio, our Chief Executive Officer, is party to the Amended and Restated Securityholders’ Agreement, between, among others, the Company, VF Operations Canada Inc., Mr. DeGiglio, and certain related entities, dated December 31, 2009 (the “Securityholders’ Agreement”), pursuant to which the Company has granted to Mr. DeGiglio certain pre-emptive rights, as well as “demand” and “piggy back” registration rights. These rights enable Mr. DeGiglio to require the Company to file a prospectus (in the case of a demand registration) and otherwise assist with a public offering of Common Shares, subject to certain limitations. In the event of a “piggy back” offering, our financing requirements are to take priority. Subject to the approval of the TSX, in the event that the Company decides to issue equity securities or securities convertible into or exchangeable for equity securities of the Company other than to officers, employees, consultants or directors of the Company or any subsidiary of the Company pursuant to a bona fide incentive compensation plan, the Securityholders’ Agreement provides, among other things, Mr. DeGiglio with pre-emptive rights to purchase such number of newly issued equity securities in order to maintain his pro rata ownership interest in the Company.

2021 SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented in our proxy materials relating to our 2021 annual meeting of Shareholders must be received at our registered office at 4700 - 80th Street, Delta, B.C., Canada V4K 3N3251 by February 12, 2021, which is the deadline for a proposal to be valid under the CBCA, which is later than the January 20, 2021 deadline for shareholder proposals to be submitted under Rule 14a-8 of the Exchange Act.

In order for a Shareholder proposal to be eligible under the CBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Shares that have the right to vote at general meetings; or (b) have a fair market value of at least CA$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Shares that carry the right to vote at general meetings for an uninterrupted period of at least six months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must have continuously held at least $2,000 in market value, or 1%, of the Shares entitled to be voted on the proposal at the meeting, for at least one year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Shares through the date of the meeting.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA provisions described above, is required to comply with Section 1.4 of the Advance Notice Bylaw. Section 1.4 of the Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 1.4 of the Advance Notice Bylaw, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 1.4 of the Advance Notice Bylaw, a copy of which is filed under the Company’s profile at www.sedar.com or www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office by February 12, 2021.

For any other Shareholder proposals to be presented at our next annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the first anniversary of the date of first mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2021 Annual Meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by February 12, 2021, the brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Notice of Internet Availability of Proxy Materials, proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Chief Financial Officer at Village Farms International, Inc. 4700 - 80th Street, Delta, B.C. V4K 3N3, telephone: 604-940-6012. Any Shareholder who wants to receive separate copies of our Notice of Internet Availability of Proxy Materials, proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS

As of the date hereof, there is no indebtedness owing to the Company by any employees, officers or directors of the Company. The Company did not provide financial assistance to any employees, officers or directors for the purchase of securities during the year ended December 31, 2019 or from January 1, 2020 to the date hereof.

MANAGEMENT CONTRACTS

The management functions of the Company are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Company.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2019, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2019 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and the financial statement schedules, required to be filed with the SEC, are available upon written request, free of charge, to our securityholders. Requests should be in writing and addressed to the attention of Stephen C. Ruffini, Chief Financial Officer, at 4700-80th Street, Delta, British Columbia, V4K 3N3. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2019 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2019.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

(signed) John McLernon

Chairman

APPENDIX A

VILLAGE FARMS INTERNATIONAL, INC. (the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

The purpose of this document is to summarize the governance and management roles and responsibilities of the board of directors of the Company (the “Board”).

1.	ACCOUNTABILITY

The Board is responsible to shareholders.

2.	ROLE

The role of the Board is to focus on governance and stewardship of the business carried on by the Company as a whole. The Board will review strategy, assign responsibility for achievement of that strategy, and monitor performance against those objectives. In fulfilling this role, the Board will regularly review the strategic plans developed by management so that they continue to be responsive to the changing business environment in which the Company operates.

3.	RESPONSIBILITIES

In order that the Board fulfills its role, the Board will:

(a)	Define Shareholder Expectations

•	Satisfy itself that there is effective communication between the Board and the Company’s shareholders, other stakeholders, and the public.

•	Determine, from time to time, the appropriate criteria against which to evaluate performance, and set corporate strategic goals and objectives within this context.

(b)	Establish Strategic Goals, Performance Objectives, Operational Policies and Identify Principal Risks

The Board will review and approve broad strategic corporate objectives and establish corporate values against which the performance of the Company will be measured. In this regard, the Board will, at least annually:

•	Approve long-term strategies;

•	Review and approve management of the Company’s strategic and operational plans so that they are consistent with long-term goals;

•	Approve strategic and operational policies within which management of the Company will operate;

•	Identify the principal risks of the Company and ensure implementation of appropriate systems to manage these risks;

•	Set targets against which to measure corporate and executive performance of the Company;

•	Satisfy itself that a portion of executive compensation is linked appropriately to Company performance; and

•	Satisfy itself that a process is in place with respect to the appointment, development, evaluation and succession of senior management of the Company.

(c)	Delegate Management Authority to the Chief Executive Officer

•	Ensure that the Board delegates to the Chief Executive Officer the authority to manage and supervise the business of the Company and decisions regarding the ordinary course of business and operations.

•	Determine what, if any, executive limitations may be required in the exercise of the authority delegated to management.

(d)	Monitor Corporate Performance

•	Understand, assess and monitor the principal risks of all aspects of the businesses in which the Company is engaged.

•

Monitor performance of the Company against both short-term and long-term strategic plans and annual performance targets, and monitor compliance with Board policies and the effectiveness of risk management practices.

•	Ensure that the boards of directors of the Company’s subsidiaries monitor compliance by management of its subsidiaries with internal controls and effective management information systems.

(e)	Develop Board Processes

•	Develop an approach relating to the conduct of the Board’s business and the fulfillment of the Board’s responsibilities.

•	Develop the Board’s approach to corporate governance through the Board’s Compensation and Corporate Governance Committee.

4.	QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Company and its shareholders. They are also expected to possess skills and competencies in areas that are relevant to the Company’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Company.

A majority of the Board must be independent. Independent shall have the meaning, as the context requires, given to it in National Instrument 52-110 Audit Committees, as may be amended from time to time. The chairperson of the Board (the “Chair of the Board”) must be an independent director. The Chair of the Board should act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. The position description for the Chair of the Board is attached hereto as Schedule A.

Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors, who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the chairperson of the Compensation and Corporate Governance Committee (the “Committee Chair”) and, if determined appropriate by the Board on the recommendation of the Compensation and Corporate Governance Committee, resign from the Board.

5.	MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. Additional meetings may be called by the Chair of the Board or any two directors on proper notice. Board meetings may be held by telephonic means.

The Chair of the Board is primarily responsible for the agenda. Prior to each Board meeting, the Chair of the Board will discuss agenda items for the meeting with the Chief Executive Officer of the Company, and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management of the Company, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit Committee of the Company has meetings quarterly, with additional meetings held when required. The Compensation and Corporate Governance Committee of the Company has meetings as often as it deems necessary. Meeting frequency and agendas for the standing committees may change from time to time, however, depending on opportunities or risks faced by the Company and its subsidiaries. The committee chairperson or any two members of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting.

Audit Committee meetings can also be called by the Company’s auditor or the Chief Financial Officer of the Company. Notice of the place, day and time of each Board or committee meeting must be served on each director or manager at least 48 hours prior to the meeting. Directors or committee members, however, may waive notice of any meeting. Attendance of a director, in person or by telephone, at a Board meeting shall constitute a waiver of notice of that meeting except, with respect to Board meetings, in circumstances described in the By-laws of the Company (the “By-laws”). The notice needs to state the purpose or purposes for which the meeting of directors or managers is being held.

(a)	Procedures for Board Meetings

•	Subject to the Company’s By-laws, procedures for Board meetings are determined by the Chair of the Board unless otherwise determined by a resolution of the Board.

•	Subject to the Company’s By-laws, procedures for committee meetings are determined by the committee chairperson unless otherwise determined by a resolution of the committee or the Board.

•	A quorum for any Board or committee meeting shall be as required by the constating documents of the Company.

6.	DIRECTORS’ RESPONSIBILITIES

(a)	Attendance and Participation

•

Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a meeting in person may participate by telephone or teleconference. The Board or any committee may also take action from time to time by unanimous written consent.

•

In advance of each Board or committee meeting, members will receive the proposed agenda and other materials necessary to the directors’ understanding of the matters to be considered. Directors are expected to spend the time needed to review the materials in advance of such meetings and to actively participate in such meetings.

(b)	Service on Other Boards and Audit Committee

•

The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair of the Board in advance of accepting an invitation to serve on the board of another public company and, as a general rule, directors are not allowed to join a board of another public company on which two or more other directors of the Company serve.

(c)	Access to Independent Advisors

•	The Board and any committee may at any time retain outside financial, legal or other advisors at the expense of the Company and have the authority to determine the advisors’ fees and other retention terms. Any director may, subject to the approval of the Chair of the Board, retain an outside advisor at the expense of the Company.

7.	EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Compensation and Corporate Governance Committee, in consultation with the Chair of the Board, will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole as well as the committees of the Board, and the boards of directors or managers and board committees of the Company’s subsidiaries, to ensure they are fulfilling their respective responsibilities and duties. In connection with these evaluations, each director will be requested to provide his or her assessment of the effectiveness of the Board and each committee as well as the performance of individual directors. These evaluations should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts. The position description for a committee chairperson is attached hereto as Schedule B.

8.	MANAGEMENT

(a)	Management’s Role

•

The primary responsibility of management of the Company is to safeguard the Company’s assets and to create wealth for shareholders. When performance is found to be inadequate, the Board has the responsibility to bring about appropriate change.

•

Management of the Company is under the direction of its Chief Executive Officer. The Board shall take such steps as it deems necessary to satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Company and that such individuals create a culture of integrity throughout the Company.

(b)	Management’s Relationship to the Board

•	Senior management of the Company, primarily through the Chief Executive Officer, reports to and is accountable to the Board.

•

Business plans are developed to ensure the compatibility of shareholder, Board and management views on the Company and the Company’s subsidiaries’ strategic direction, performance targets and utilization of shareholders’ equity. A meeting of the Board is held each year to review the strategic initiatives and the business plan submitted by senior management of the Company.

(c)	Board Access to Management

•

Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of the Company with respect to developments and key decisions taken by management in pursuing the Company’s business plan. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board.

(d)	Management Performance Review and Rewards

•

The Compensation and Corporate Governance Committee of the Company annually reviews the position description of the Chief Executive Officer and establishes objectives against which his or her performance is reviewed, with his or her compensation or level being assessed against these agreed objectives. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer.

•	The compensation plans of the Company are based on maintaining a direct link between management rewards and the wealth created for shareholders.

9.	COMMUNICATION AND DISCLOSURE POLICIES

The Company has adopted a Disclosure and Insider Trading Policy, which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Company’s communications with the investment community are timely, consistent and in compliance with all applicable securities legislation. The Disclosure and Insider Trading Policy is reviewed annually by the Board and is available on the Company’s website.

The Company endeavors to keep its shareholders informed of its progress through a comprehensive annual report, annual information form, quarterly interim reports and periodic press releases. It also maintains a website that provides summary information about the Company and ready access to its published reports, press releases, statutory filings and supplementary information provided to analysts and investors. Directors and management meet with the Company’s shareholders at the annual meeting and are available to respond to questions at that time.

The Company also maintains an investor relations program to respond to inquiries in a timely manner. Management meets on a regular basis with investment analysts, financial advisors and interested members of the public to ensure that accurate information is available to investors, including quarterly conference calls to discuss the Company’s financial results. The Company also endeavors to ensure that the media is kept informed of developments as they occur, and have an opportunity to meet and discuss these developments with the Company’s designated spokespersons.

10.	CODE OF ETHICS AND WHISTLEBLOWER POLICY

The Board expects all directors, managers, officers and employees of the Company and its subsidiaries to conduct themselves in accordance with the highest ethical standards and to adhere to the Company’s Code of Ethics and Whistleblower Policy (the “Code”). Any waiver of the Code for officers, directors or managers may only be made by the Board or the Compensation and Corporate Governance Committee and will be disclosed to shareholders by the Company to the extent required by law, regulation or stock exchange requirement.

11.	PROHIBITION ON PERSONAL LOANS

The Company will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer.

12.	FEEDBACK

The Board welcomes input and comments from shareholders of the Company. Input or comments for the Board or its committees should be directed to the Company Secretary at:

Board of Directors of Village Farms International, Inc.

c/o Stephen C. Ruffini, Company Secretary

Village Farms International, Inc.

4700 - 80th Street

Delta, British Columbia

V4K 3N3

SCHEDULE A

Position Description of Chairperson of the Board (the “Chair of the Board”)

The Chair of the Board of the Company is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair of the Board will:

(a)	provide leadership to foster the effectiveness of the Board;

(b)	ensure there is an effective relationship between the Board and senior management of the Company;

(c)	ensure that the appropriate committee structure is in place and assist the Compensation and Corporate Governance Committee in making recommendations for appointments to such committees;

(d)	in consultation with the other members of the Board and the Chief Executive Officer of the Company, prepare the agenda for each meeting of the Board;

(e)	ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;

(f)

chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;

(g)

together with the Compensation and Corporate Governance Committee, ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Compensation and Corporate Governance Committee for changes when appropriate;

(h)	work with the Chief Executive Officer of the Company and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and

(i)	provide additional services required by the Board.

SCHEDULE B

Position Description of a Committee Chairperson (a “Committee Chair”)

A Committee Chair is principally responsible for overseeing the operations and affairs of his or her particular committee. In fulfilling his or her responsibilities, a Committee Chair will:

(a)	provide leadership to foster the effectiveness of the committee;

(b)	ensure there is an effective relationship between the Board and the committee;

(c)	ensure that the appropriate charter is in effect and assist the Compensation and Corporate Governance Committee in making recommendations for amendments to the charter;

(d)	in consultation with the other members of the committee and Board, where appropriate, prepare the agenda for each meeting of the committee;

(e)	ensure that all committee members receive the information required for the proper performance of their duties, including information relevant to each meeting of the committee;

(f)

chair committee meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual members and confirming that clarity regarding decision-making is reached and accurately recorded; and

(g)

together with the Compensation and Corporate Governance Committee, ensure that an appropriate system is in place to evaluate the performance of the committee as a whole, the committee’s individual members, and make recommendations to the Compensation and Corporate Governance Committee for changes when appropriate; and provide additional services required by the Board.

VILLAGE FARMS INTERNATIONAL, INC. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold Form of Proxy—Annual and Special Meeting to be held on Thursday, June 25, 2020 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 1:00 PM, EDT, on Tuesday, June 23, 2020. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! • You can attend the meeting virtually by visiting https://www.issuerdirect.com/virtual-event/vff. • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. 1-866-732-VOTE (8683) Toll Free If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01M1JB

Appointment of Proxyholder Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. OR I/We being holder(s) of Village Farms International, Inc. hereby appoint(s): John McLernon, or failing him, Stephen C. Ruffini, or failing him, Michael A. DeGiglio, or failing him, Christopher Woodward Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/villagefarms and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Village Farms International, Inc. to be held online at https://www.issuerdirect.com/virtual-event/vff, on June 25, 2020 at 1:00 PM, EDT and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY OVER THE BOXES. 1. Election of Directors Fold Withhold Withhold Withhold 03. David Holwinski 01. Michael A. DeGiglio 02. John P. Henry 06. Christopher C. Woodward 04. John R. McLernon 05. Stephen C. Ruffini Withhold 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. Against 3. Ratify By-Law Change Ratify amendments to By-Law of the Company to increase the quorum for any meeting of shareholders of the Company to two persons present at the opening of the meeting who are entitled to vote and who hold or represent not less than 33 1/3% of the outstanding shares entitled to vote. Fold Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s) Date MM / DD / YY Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. AR1 HGGQ 297059 01M1KA